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                                                                   Exhibit 32.01

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of OneSource Information Services, Inc. (the "Company") on Form 10-K for the year ended December 31, 2003 as filed with the United States Securities and Exchange Commission on the date hereof (the "Report"), I, Martin Kahn, Interim Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: March 29, 2004

                                            /s/ Martin Kahn
                                        ----------------------------------------
                                            Martin Kahn
                                            Interim Chief Executive Officer and
                                            Chairman of the Board of Directors